Calvert
First
Government
Money Market
Fund


Annual
Report
December 31, 1995









[LOGO--CALVERT GROUP]

                              To Open an Account:
                             ----------------------
                                  800-368-2748

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                             ----------------------
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                            24 hours, 7 days a week
                                  800-368-2745

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                                   Impaired:
                             ----------------------
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                                 Branch Office:
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                             4550 Montgomery Avenue
                                  Suite 1000N
                            Bethesda, Maryland 20814

                             Registered, Certified
                               or Overnight Mail:
                             ----------------------
                                 Calvert Group
                             4550 Montgomery Avenue
                                  Suite 1000N
                            Bethesda, Maryland 20814

                                   Principal
                                  Underwriter:
                             ----------------------
                           Calvert Distributors, Inc.
                             4550 Montgomery Avenue
                                  Suite 1000N
                            Bethesda, Maryland 20814


      This report is intended to provide fund information to shareholders.
 It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

                        Annual Report-December 31, 1995

                                  ==========

                            CALVERT FIRST GOVERNMENT
                               MONEY MARKET FUND

Dear Investors:

  The soft-landing theory became a reality during the twelve months ended December 31, 1995. Gross Domestic Product (GDP) slowed to below 2% annualized, based on estimates of fourth quarter data. The more sluggish pace of economic growth kept inflation in check. Interest rates declined as the Federal Reserve took steps to stimulate the economy during the last two quarters of 1995.

Market Summary

  The stock and bond markets thrived in this economic climate. Investors poured money into the stock market as companies continued to generate good earnings despite the slowing economy. The Standard & Poor's 500/(R)/ Stock Index rose 34% for the year. Bond investors benefited from a windfall of capital gains as yields fell. Returns on bonds, generally expected to lag those on stocks, were as high as 30% for long-term Treasuries. The average taxable money market fund returned slightly over 5% for the year.

Performance and Strategy

  After rising steeply throughout 1994, short-term interest rates fell in 1995. The First Government Money Market Fund's dividend yield for the 12-month period ending December 31, 1995 was above its year-ago level because the drop in rates in 1995 did not push yields as low as they had been for much of 1994.

  We took steps during the first half of the year to extend the Fund's weighted average maturity and lock in the higher yields available on longer-term money market issues. This proved beneficial for Fund performance, as short-term rates continued to trend lower during the second half of the year. We continued to select longer-term money markets during the later months of 1995. The Fund's weighted average maturity at year-end was 63 days, up from 38 days one year ago.



                            Compound Dividend Yield


                             [GRAPH APPEARS HERE]


                                12 Months ---- 3.62%
                           Ended 12/31/94 ==== 3.53%

                                12 Months ---- 5.22%
                           Ended 12/31/95 ==== 5.25%

                     -- First Gov't Money Market Portfolio
                     == Lipper Money Market Funds Average


ANNUAL REPORT                    CALVERT FIRST GOVERNMENT MONEY MARKET FUND - 1

Outlook

  The remarkable and unprecedented turnaround that occurred in the fixed-income markets over the past 24 months makes it difficult for us to assess the outlook for 1996. We see no reason to expect a bear bond market, but investors in longer-term fixed-income securities will probably not see returns as high as those available in 1995. Continued corporate downsizing, cutbacks in federal spending, weakened consumer psychology and the still sluggish housing market will likely keep the economy soft. The Federal Reserve could respond with additional rate cuts. We would not be surprised to see short-term rates fall another 50 basis points by mid-year, with this action possibly occurring as early as the first quarter. Money market yields are not likely to be generous, but these securities continue to offer investors protection from recent history's most volatile bond markets.

  We appreciate your investment in the Calvert First Government Money Market
Fund.

Sincerely,

/s/ David Rochat

David Rochat
Senior Vice President
January 17, 1996


2 - CALVERT FIRST GOVERNMENT MONEY MARKET FUND                     ANNUAL REPORT

                              Portfolio Statistics

                                  ==========

                           Weighted Average Maturity




                                         6/30/95            12/31/95
-----------------------------------------------------------------------
Calvert First Government
  Money Market Fund                      43 days             63 days


                         Average Annual Total Returns
                          for periods ended 12/31/95
                        One Year                 5.22%
                        Five Year                4.12%
                        Ten Year                 5.57%
                        Since Inception (12/76)  7.82%



                   Calvert First Government Money Market Fund
             Change in value of a hypothetical $10,000 investment.


                             [GRAPH APPEARS HERE]


                Total returns assume reinvestment of dividends.
              Past performance is no guarantee of future results.


 The Fund invests solely in debt obligations issued or guaranteed by the United
   States, its agencies or instrumentalities, assignments of interest in such obligations, and commitments to purchase such obligations ("U.S. Government-
backed obligations"). The Fund may invest in U.S. Government-backed obligations subject to repurchase agreements with the recognized securities dealers and banks.




ANNUAL REPORT                   CALVERT FIRST GOVERNMENT MONEY MARKET FUND - 3

                       Report of Independent Accountants

                                  ==========

To the Board of Trustees of First Variable Rate Fund for Government Income and Shareholders of Calvert First Government Money Market Fund:

  We have audited the accompanying statement of net assets of Calvert First Government Money Market Fund (one of the portfolios comprising the First Variable Rate Fund for Government Income), as of December 31, 1995, and the related statement of operations for the year then ended, and statement of changes in net assets and financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the preceding years were audited by other auditors whose report dated January 31, 1994 expressed an unqualified opinion thereon.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Calvert First Government Money Market Fund as of December 31, 1995, the results of its operations for the year then ended, and the changes in its net assets and financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


                                             COOPERS & LYBRAND L.L.P.

Baltimore, Maryland
February 9, 1996





4 - CALVERT FIRST GOVERNMENT MONEY MARKET FUND                     ANNUAL REPORT

                            Calvert First Government
                               Money Market Fund
                            Statement of Net Assets
                               December 31, 1995

                                   =========


U.S. Government Agency                                             Principal
Obligations (63.6%)                                                  Amount        Value
---------------------------------------------------------------------------------------------
Federal Farm Credit Bank, Discount Notes:
 1/8/96..........................................................  $ 5,000,000  $  4,994,624
 4/15/96.........................................................   10,000,000     9,843,550
 5/10/96.........................................................    3,500,000     3,432,129
Federal Home Loan Bank, Discount Notes:
 1/16/96.........................................................   10,000,000     9,976,375
 1/26/96.........................................................    3,645,000     3,630,977
 1/29/96.........................................................    8,585,000     8,547,274
 1/31/96.........................................................   10,000,000     9,954,167
 3/4/96..........................................................    5,000,000     4,951,962
 3/21/96.........................................................   10,000,000     9,878,667
 3/25/96.........................................................    5,000,000     4,936,067
 4/15/96.........................................................    7,000,000     6,890,158
 4/18/96.........................................................    3,500,000     3,443,510
Federal National Mortgage Association, Discount Notes:
 1/29/96.........................................................   22,865,000    22,766,600
 2/2/96..........................................................    4,225,000     4,204,344
 4/4/96..........................................................   10,000,000     9,857,433
 4/24/96.........................................................    4,500,000     4,423,145
 4/30/96.........................................................    4,000,000     3,928,667
 5/2/96..........................................................    5,000,000     4,908,669
 5/10/96.........................................................    5,000,000     4,902,861
 5/22/96.........................................................    5,000,000     4,894,683
 8/15/96.........................................................    3,000,000     2,901,255
 8/30/96.........................................................    5,000,000     4,822,197
 10/28/96........................................................    5,000,000     4,785,538
Student Loan Marketing Association, Variable Rate, 2/14/97.......      475,000       474,883
                                                                                ------------
  Total U.S. Government Agency Obligations (Cost $153,349,735)                   153,349,735
                                                                                ------------

Depository Receipts for
U.S. Government Guaranteed
Loans (11.9%) (+)
---------------------------------------------------------------------------------------------
Colson Services Corporation Loan Sets (*):
 Current interest rate 9.84375%, 1/13/98-4/11/98.................       59,114        59,389
 Current interest rate 9.00%, 8/10/99............................       84,317        86,375
 Current interest rate 8.84375%, 1/17/10.........................      115,075       120,590
 Current interest rate 8.75%, 3/6/96-2/4/12......................      695,069       712,584
 Current interest rate 8.59375%, 1/3/97-3/12/00..................      335,854       337,301
 Current interest rate 8.50%, 6/2/97-5/11/12.....................      371,356       385,835
 Current interest rate 8.50%, 4/28/97-4/1/12.....................      346,502       355,956
 Current interest rate 7.84375%, 1/11/00-7/20/00.................       33,719        33,719


ANNUAL REPORT                     CALVERT FIRST GOVERNMENT MONEY MARKET FUND - 5

                            Calvert First Government
                               Money Market Fund
                      Statement of Net Assets (Continued)
                               December 31, 1995

                                  ==========

Depository Receipts for
U.S. Government Guaranteed                                     Principal
Loans (Cont'd)                                                   Amount       Value
--------------------------------------------------------------------------------------
Colson Services Corporation Loan Sets (Cont'd)
 Current interest rate 7.75%, 6/10/03-3/23/12................ $ 2,722,222  $ 2,761,040
 Current interest rate 7.625%, 8/17/01-9/9/06................     258,819      261,639
 Current interest rate 7.625%, 3/12/05-5/29/12...............   2,337,816    2,343,053
 Current interest rate 7.50%, 8/1/10-2/11/11.................   1,170,289    1,171,790
 Current interest rate 7.50%, 3/19/11-8/10/12................  11,944,581   11,973,674
 Current interest rate 7.50%, 10/30/01-9/2/12................   5,106,513    5,118,783
 Current interest rate 7.34375%, 12/22/97-4/26/09............   1,270,970    1,276,686
 Current interest rate 7.59375%, 10/1/96-7/26/10.............   1,509,803    1,511,678
 Current interest rate 7.09375%, 4/21/98-5/18/02.............     149,542      149,767
                                                                           -----------

  Total Depository Receipts for U.S. Government Guaranteed
  Loans (Cost $28,659,859)...................................               28,659,859
                                                                           -----------

U.S. Treasury Issues (4.9%)
--------------------------------------------------------------------------------------
U.S. Treasury Bills, 5/2/96..................................   5,000,000    4,909,856
U.S. Treasury Notes, 5/15/96.................................   7,000,000    6,962,926
                                                                           -----------

  Total U.S. Treasury Issues (Cost $11,872,782)..............               11,872,782
                                                                           -----------

Variable Rate Loans Guaranteed
by Agencies of the U.S. Government
(2.0%) (+)
--------------------------------------------------------------------------------------
Loan pools:
 Current interest rate, 9.625%, 6/25/96 - 6/25/98............      43,584       53,148
 Current interest rate, 8.84375%, 3/30/99....................      46,351       46,351
 Current interest rate, 7.875%, 6/30/08 - 3/25/10............     285,362      285,052
 Current interest rate, 7.625%, 9/25/98......................     218,087      219,043
 Current interest rate, 7.25%, 8/25/12.......................   2,831,070    2,797,007
 Current interest rate, 7.00%, 10/20/01......................      52,396       52,396
 Current interest rate, 6.50%, 3/1/07........................   1,488,645    1,456,176
                                                                           -----------
  Total Variable Rate Loans Guaranteed by Agencies of the
  U.S. Government (Cost $4,909,173)..........................                4,909,173
                                                                           -----------


6 - CALVERT FIRST GOVERNMENT MONEY MARKET FUND                     ANNUAL REPORT

                            Calvert First Government
                               Money Market Fund
                      Statement of Net Assets (Continued)
                               December 31, 1995

Repurchase Agreements, for
Delivery at Cost, Collateralized
by Securities Issued or                                             Principal
Guaranteed by the U.S. (17.3%)                                        Amount            Value
-------------------------------------------------------------------------------------------------
Paine Webber, Inc.: dated 12/29/95, due 1/2/96 ($35,729,756
 U.S. Treasury Bond, 5/15/07)....................................  $ 35,000,000      $ 35,000,000
Donaldson, Lufkin & Jenrette Securities: dated 12/29/95,
 due 1/2/96 ($6,798,186 U.S. Treasury Bond, 8/15/17).............     6,700,000         6,700,000
                                                                                     ------------
  Total Repurchase Agreements (Cost $41,700,000).................                      41,700,000
                                                                                     ------------
   TOTAL INVESTMENTS (Cost $240,491,549) 99.7%...................                     240,491,549
   Other assets and liabilities, net 0.3%........................                         658,084
                                                                                     ------------
   NET ASSETS 100.0%.............................................                    $241,149,633
                                                                                     ============
Net Assets Consist Of:
-------------------------------------------------------------------------------------------------
Paid-in capital applicable to 241,685,337 outstanding shares of beneficial interest, unlimited number of no par shares
 authorized......................................................                    $241,438,648
Undistributed net investment income..............................                             551
Accumulated net realized gain (loss) on investments..............                        (289,566)
                                                                                     ------------
   Net Assets....................................................                    $241,149,633
                                                                                     ============
   Net Asset Value Per Share.....................................                           $1.00
                                                                                     ============



(+) Represents rates in effect at December 31, 1995, after regularly scheduled adjustments on such date. Interest rates adjust monthly and quarterly, generally at the beginning of the month or calendar quarter, or semiannually based on prime plus contracted adjustments. As of December 31, 1995, the prime interest rate was 8.75%.

(*) Colson Services Corporation is the custodian, collection, and transfer agent for certain of the Fund's U.S. Government guaranteed variable rate loans. Each depository receipt pertains to a set, grouped by interest rate, of these loans.

See notes to financial statements.

ANNUAL REPORT                     CALVERT FIRST GOVERNMENT MONEY MARKET FUND - 7

                            Calvert First Government
                               Money Market Fund
                            Statement of Operations
                          Year Ended December 31, 1995

Net Investment Income
---------------------------------------------------------------
Investment Income
 Interest income................................... $14,004,277
                                                    -----------
Expenses
 Investment advisory fee...........................   1,182,171
 Transfer agency fees and expenses.................     556,450
 Trustees' fees and expenses.......................      20,486
 Custodian fees....................................      30,808
 Registration fees.................................      53,422
 Reports to shareholders...........................     194,004
 Professional fees.................................      28,376
 Miscellaneous.....................................      42,198
                                                    -----------
  Total expenses...................................   2,107,915
  Fees paid indirectly.............................     (30,787)
                                                    -----------
   Net expenses....................................   2,077,128
                                                    -----------
     Net Investment Income.........................  11,927,149
                                                    -----------
Realized Gain (Loss) on Investments
---------------------------------------------------------------
Net realized gain (loss)..........................       26,318
                                                    -----------
     Increase (Decrease) in Net Assets
     Resulting from Operations....................  $11,953,467
                                                    ===========






See notes to financial statements.

8 - CALVERT FIRST GOVERNMENT MONEY MARKET FUND                    ANNUAL REPORT

                            Calvert First Government
                               Money Market Fund
                      Statements of Changes in Net Assets

                                  ==========

                                                                  Year Ended      Year Ended
                                                                  December 31,    December 31,
Increase (Decrease) in Net Assets                                    1995            1994
----------------------------------------------------------------------------------------------
Operations
 Net investment income.........................................  $  11,927,149   $   8,932,460
 Net realized gain (loss) on investments.......................         26,318         224,143
                                                                 -------------   -------------
   Increase (Decrease) in Net Assets
   Resulting from Operations...................................     11,953,467       9,156,603
                                                                 -------------   -------------
Distributions to shareholders from
 Net investment income.........................................    (12,034,495)     (8,920,960)
                                                                 -------------   -------------
Capital share transactions:
 Shares sold...................................................    353,189,418     563,478,111
 Reinvestment of distributions.................................     11,826,953       8,917,166
 Shares redeemed...............................................   (353,969,141)   (605,707,185)
                                                                 -------------   -------------
Total capital share transactions...............................     11,047,230     (33,311,908)
                                                                 -------------   -------------
Total Increase (Decrease) in Net Assets........................     10,966,202     (33,076,265)
Net Assets
----------------------------------------------------------------------------------------------
Beginning of year..............................................    230,183,431     263,259,696
                                                                 -------------   -------------
End of year (including undistributed net investment income of
 $551 and $107,897 for 1995 and 1994, respectively.)...........  $ 241,149,633   $ 230,183,431
                                                                 =============   =============

See notes to financial statements.


ANNUAL REPORT                     CALVERT FIRST GOVERNMENT MONEY MARKET FUND - 9

                         Notes to Financial Statements

Note A - Significant Accounting Policies

General: The Calvert First Government Money Market Fund (the "Fund"), a series of First Variable Rate Fund for Government Income, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The operations of each series are accounted for separately. The Fund offers shares of beneficial interest to the public with no sales charge.

On September 28, 1995, the net assets of Calvert Money Management Plus (MMP) Government Portfolio, approximately $8 million, were merged into the Fund in a tax-free exchange, whereby shares of the Fund were issued to the former MMP Government shareholders.

Security Valuation: Securities are valued at amortized cost which approximates market.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest.

Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis. Interest income, accretion of discount and amortization of premium are recorded on an accrual basis.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are accrued daily and paid monthly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees are paid indirectly by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangement is an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its earnings.










10 - CALVERT FIRST GOVERNMENT MONEY MARKET FUND                    ANNUAL REPORT

Note B - Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert"), which is indirectly wholly-owned by Acacia Mutual Life Insurance Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and affiliated Trustees of the Fund. For its services, the Advisor receives a monthly fee based on the following annual rates of average daily net assets: .50% on the first $500 million, .45% on the next $400 million, .40% on the next $400 million, .35% on the next $700 million and .30% on the excess of $2 billion.

Calvert Distributors, Inc. (the successor of Calvert Securities Corp. effective April, 1995), both affiliates of the Advisor, is the distributor and principal underwriter for the Fund.

Calvert Shareholder Services, Inc., an affiliate of the Advisor, acts as transfer, dividend disbursing and shareholder servicing agent for the Fund.

Each Trustee who is not affiliated with the Advisor receives an annual fee of $20,250 plus up to $1,200 for each Board and Committee meeting attended. Trustee's fees are allocated to each of the funds served.


Note C - Investment Activity

The cost of investments owned at December 31, 1995 was substantially the same for federal income tax and financial reporting purposes. Net realized capital loss carryforwards, for federal income tax purposes, of $289,566 at year end may be utilized to offset future capital gains until expiration through 2001.


Note D - Capital Shares

Transactions in shares of beneficial interest ("capital shares") were as follows:

                                        Year Ended     Year Ended
                                        December 31,   December 31,
Share Activity                             1995           1994
-------------------------------------------------------------------
Shares Sold...........................  353,189,418    563,478,111
Reinvestment of Distributions.........   11,826,953      8,917,166
Shares Redeemed....................... (353,969,141)  (605,707,185)
                                       ------------   ------------
 Net Share Activity...................   11,047,230    (33,311,908)
                                       ============   ============

ANNUAL REPORT                   CALVERT FIRST GOVERNMENT MONEY MARKET FUND - 11

                              Financial Highlights

                                                 Year Ended      Year Ended       Year Ended
                                                 December 31,    December 31,     December 31,
                                                    1995            1994             1993
----------------------------------------------------------------------------------------------
Net asset value, beginning of year..............  $   1.00         $   1.00         $   1.00
                                                  ========         ========         ========
Income from investment operations
 Net investment income..........................      .051             .036             .027
                                                  --------         --------         --------
Distributions from
 Net investment income..........................     (.051)           (.036)           (.027)
                                                  --------         --------         --------
Net asset value, end of year....................  $   1.00         $   1.00         $   1.00
                                                  ========         ========         ========
Total return....................................      5.22%            3.66%            2.70%
                                                  ========         ========         ========
Ratios to average net assets:
 Net investment income..........................      5.04%            3.56%            2.66%
                                                  ========         ========         ========
 Total expenses +...............................       .89%             --               --
                                                  ========         ========         ========
 Net expenses...................................       .88%             .81%             .81%
                                                  ========         ========         ========

Net assets, end of year (in thousands)..........  $241,150         $230,183         $263,260
                                                  ========         ========         ========
Number of shares outstanding at end
 of year (in thousands).........................   241,685          230,618          263,930
                                                  ========         ========         ========

                                                                 Year Ended       Year Ended
                                                                 December 31,     December 31,
                                                                    1992             1991
----------------------------------------------------------------------------------------------
Net asset value, beginning of year...............................  $   1.00         $   1.00
                                                                   ========         ========
Income from investment operations
 Net investment income...........................................      .033             .055
                                                                   --------         --------
Distributions from
 Net investment income...........................................     (.033)           (.055)
                                                                   --------         --------
Net asset value, end of year.....................................  $   1.00         $   1.00
                                                                   ========         ========
Total return.....................................................      3.40%            5.65%
                                                                   ========         ========
Ratios to average net assets:
 Net investment income...........................................      3.30%            5.49%
                                                                   ========         ========
 Total expenses +................................................        --               --
                                                                   ========         ========
 Net expenses....................................................       .82%             .82%
                                                                   ========         ========
Net assets, end of year (in thousands)...........................  $314,999         $353,339
                                                                   ========         ========
Number of shares outstanding at end
 of year (in thousands)..........................................   315,667          353,851
                                                                   ========         ========

+ Effective December 31, 1995, this ratio reflects total expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.

12 - CALVERT FIRST GOVERNMENT MONEY MARKET FUND                    ANNUAL REPORT

[LOGO--CALVERT GROUP]

4550 Montgomery Avenue, Suite 1000N
Bethesda, Maryland 20814